SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2011
Date of Report (date of earliest event reported)

NOTIFY TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

California	000-23025	77-0382248
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1054 S. De Anza Blvd., Suite 202 San Jose, CA 95129
(Address of principal executive offices)

(408) 777-7920
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01(d)	Notice of Delisting or Failure to Satisfy a Continued listing Rule of Standard; Transfer of Listing.

On February 8, 2011, Notify Technology Corporation (the “Company”) issued a press release announcing the Company’s decision to file a Form 15 with the Securities and Exchange Commission (“SEC”) to voluntarily suspend its reporting obligations with the SEC and to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended.  As a result of this action, the common stock of the Company will no longer be traded on the OTC Bulletin Board.

The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

99.1	Press Release dated February 8, 2011 of Notify Technology Corporation announcing its decision to voluntarily suspend reporting obligations with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIFY TECHNOLOGY CORPORATION

Dated: February 8, 2011	By:	/S/ Gerald W. Rice
Gerald W. Rice, Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press Release dated February 8, 2011 of Notify Technology Corporation announcing its decision to voluntarily suspend reporting obligations with the Securities and Exchange Commission.